UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 31, 2012

Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

744 Horizon Court, Suite 350 Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 245-9410 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 31, 2012, AgFeed Industries, Inc. (the “Company”) announced today that it has notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intent to voluntarily delist its common stock from The Nasdaq Global Select Market. The Company currently anticipates that it will file with the Securities and Exchange Commission (the “Commission”) and Nasdaq a Form 25 relating to the delisting of its common stock on or about February 10, 2012, on which day there will be no trading in its common stock. The Company anticipates that the delisting of its common stock becoming effective on or about February 20, 2012, ten days after the filing of the Form 25. The Company expects to continue to be under a trading halt on Nasdaq until the delisting of its common stock becomes effective.

The Company’s management’s current intention is to discuss with the market makers for its common stock to have its common stock quoted on the OTC Pink tier of the OTC Markets, but no arrangements have yet been made in that regard. This will require at least one market maker to quote the Company’s common stock on such quotation service after the market maker complies with the relevant rules of such quotation service; there is no assurance that a market maker will comply with those rules. The Company has not arranged for its shares to be quoted on any securities exchange. Notwithstanding any of the foregoing, the Company will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Recently, and after much discussion and deliberation, the Board of Directors (the “Board”) unanimously approved a resolution authorizing the Company to voluntarily delist from Nasdaq. Material facts related to this important decision include the ability of the Company to regain compliance with the Nasdaq listing requirements within the relevant compliance periods, the process of restating certain of its financial statements and the likelihood of the compliance plan submitted to Nasdaq being approved.

The Company has previously reported its receipt of notices from Nasdaq indicating that the Company is not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Global Select Market, set forth in Nasdaq Marketplace Rule 5450(a)(1), which compliance period expires on April 11, 2012, and with the continued listing requirements under Nasdaq Marketplace Rule 5250(c)(1), which relates to the Company not yet having filed its Quarterly Report on Form 10-Q for the period ended September 30, 2011 (the “10-Q”) with the Commission.

As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the Commission on November 10, 2011, the Company was unable to file the 10-Q within the prescribed period due to the ongoing investigation of the special committee (the “Special Committee”) of the Board. While the Special Committee has completed its investigation, as described in Item 4.02 of this Current Report on Form 8-K, the Company is currently reviewing the findings of the Special Committee. The Company intends to file the 10-Q with the Commission as soon as practicable.

A copy of the press release announcing the Company’s intent to voluntarily delist its common stock from Nasdaq is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company today announced that the special committee (the “Special Committee”) of the Board has completed its investigation into certain accounting issues in the Company’s animal nutrition and legacy farm hog operations in China. As previously reported in the Company’s Current Report on Form 8-K filed on September 29, 2011, the Special Committee was appointed to investigate the accounting relating to certain of the Chinese farm assets (acquired during 2007 and 2008) used in the Company’s Chinese hog production business, the validity and collectability of certain of the Company’s accounts receivable relating to its Chinese animal nutrition business and any other issues that may arise during the course of its investigation (the “Investigation”).  The Investigation is complete, and the findings have been presented to the Board and management.

The Investigation identified facts indicating that there were accounting irregularities in the Company’s legacy farm hog operations in China, including the misstatement of revenues, inventory, property and equipment, and cost of goods sold. The periods affected by these practices include the 2008 fiscal year and subsequent periods through the first two quarters of 2011. As a result, on January 31, 2012, the Company’s interim chief executive officer and chief financial officer concluded that the Company’s audited financial statements for the year ended December 31, 2008 should no longer be relied upon, and the Company will be restating its financials statements for this period. The Investigation did not identify any facts indicating that U.S.-based management participated in or had direct knowledge of these practices during the relevant periods. The Investigation also identified facts, beyond those disclosed in the Company’s Current Report on Form 8-K filed on November 10, 2011, which raise questions about reported historical accounts receivable in the Company’s animal nutrition business in China. The Company’s management continues to evaluate these issues in connection with the restating of its financial statements.

As reported in the Company’s Current Reports on Form 8-K filed on March 31, November 10 and December 19, 2011, the Audit Committee previously concluded that the Company’s unaudited financial statements for the quarters ended March 31 and June 30, 2011 and June 30, 2010, as well as its audited financial statements for the years ended December 31, 2010 and 2009, should no longer be relied upon, and the Company is in the process of restating its financial statements for each of those periods.  Management has discussed these matters with the Company’s independent registered public accounting firm for each of these periods.

The Company and its past and present independent registered public accounting firms are currently reviewing the findings of the Investigation, and the Company is unable at this time to estimate the amount and effect of such restatements in each affected accounting period. The Company intends to file its restated financial statements, as well as its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011, as soon as practicable.

In response to the findings in the Investigation, the Board and management have already commenced taking certain remedial measures and continue to evaluate appropriate additional remedial measures. In addition, management continues to assess the effect of the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures.

Item 7.01. Regulation FD Disclosure.

The Company operates four reporting segments: (i) a Chinese animal nutrition business, (ii) a Chinese hog production business, (iii) Western-style hog farms in China, and (iv) a U.S. hog production business. The U.S. hog production business operates entirely in the United States while the other reporting segments operate entirely in China. During the course of the Investigation, which began in September 2011, no accounting irregularities were revealed in connection with the Company’s U.S. hog production business or its Western-style hog farms. It should be noted that these two reporting segments were not within the initial scope of the Investigation.

The Company estimates reporting the following revenues for each of the Company’s four reporting segments for the three months ended September 30, 2011:

Preliminary (unaudited) revenue for the three months ended September 30, 2011
(in thousands)
Animal feed nutrition	$16,569
Hog production – United States	64,968
Hog production – China	14,524
Western-style hog farms(1)	—
Holding company	—
Total	$96,061

(1)	The Company’s first sales of feeder pigs to third parties from Phase I of its Western-style hog farm in Guangxi province commenced in November 2011

Additionally, in connection with the Investigation, the Special Committee confirmed to the Board that it and its advisors had received the full cooperation and assistance of past and present U.S.-based executive officers, directors and independent registered public accounting firms.

At this time, the Company anticipates reporting a significant loss for the quarter ended December 31, 2011, which is due, in large part, to the costs associated with the special committee and its investigation and the Company’s litigation defense. Excluding such costs, after taking into effect intercompany consolidations and activities, for this same period, the Company expects to report (a) positive results for each of the U.S. hog production and Chinese hog production segments, (b) modestly negative results for the animal nutrition segment, and (c) negative results for the Western-style hog farm segment due to the fact that the Company has not yet achieved full capacity utilization which will be slightly offset, for the first time, by revenue from this segment.

Cautionary Statement Regarding Forward-Looking Statements:

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements.  Forward-looking statements include statements regarding the expected timing, materiality or significance of the restatements, the quantitative effects of the restatements, its estimated results of operations and financial condition, and any anticipated conclusions of or remedial measures to be taken by the Company, the Special Committee, the Audit Committee or management.  The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results, as well as the Company’s expectations regarding materiality or significance and the restatements’ quantitative effects to differ materially from those in the forward-looking statements.  These factors include, among other things, the impact of any restatement or other actions that may be taken or required as a result of the Investigation or as result of the Company’s evaluation of the application of U.S. GAAP; the risk if the Company does not file periodic reports in a timely manner; litigation, including the pending securities class action and other litigation related to the Investigation and the restatements and potential liability for a substantial damage award and indemnification obligations; the risk that additional accounting issues or other matters could be identified in the future that have not been identified in connection with the Investigation; the risk of additional deficiencies in the Company’s internal control over financial reporting; the risk that additional information may arise from the preparation of the restatements; the risk that the Company’s internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected; and the implementation of remedial measures addressing any material weaknesses.  Furthermore, there can be no assurance that additional issues or matters will not arise from the aforementioned litigation.

For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Item 1A — Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 10-K”), as supplemented by the reports the Company has filed since the 2010 10-K, as well as the additional risks noted above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: January 31, 2012

	By:	/s/ Clayton T. Marshall
Clayton Marshall
Chief Financial Officer